UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 7, 2022

SOLLENSYS CORP

(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2475 Palm Bay Rd. NE, Suite 120

Palm Bay, FL 32905

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 438-7657

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2021 by Sollensys Corp (the “Company”), on October 26, 2021, the Company entered into a Merger Agreement (“Merger Agreement”) by and among (i) the Company; (ii) S-CC Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-CC Merger Sub”); (iii) S-Solutions Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-Solutions Merger Sub”); (iv) Celerit Corporation (“Celerit”); (v) Celerit Solutions Corporation (“Celerit Solutions”); and (vi) Terry Rothwell (collectively, (i)-(v), the “Merger Parties”). Pursuant to the terms of the Merger Agreement, if the Merger did not close by January 31, 2022, the Merger Agreement would terminate.

Also as previously disclosed in a Current Report on Form 8-K filed with the SEC on February 3, 2022, by the Company, on January 28, 2022, the Merger Parties entered into an Amendment to Merger Agreement, dated as of January 28, 2022, pursuant to which the Merger Parties agreed to extend the closing deadline to March 31, 2022.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 5, 2022 by the Company, on March 31, 2022, the Merger Parties entered into the Second Amendment to Merger Agreement, dated as of March 31, 2022 (the “Second Amendment”), pursuant to which the Merger Parties agreed to extend the closing deadline to April 7, 2022.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 13, 2022 by the Company, on April 7, 2022, the Merger Parties executed an Amended and Restated Merger Agreement (the “AR Merger Agreement”). The transactions contemplated by the AR Merger Agreement closed on April 7, 2022, subject to acceptance of Articles of Merger filed on the Closing Date with the Secretary of State of Arkansas, which have been filed and which are currently pending.

The Company is filing this Amendment No. 1 to the April 8-K to provide the required disclosure under Item 2.01 and to provide the historical audited financial statements of Celerit and Celerit Solutions and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 1.01. Entry into Material Definitive Agreement.

Merger Agreement

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2021 by Sollensys Corp (the “Company”), on October 26, 2021, the Company entered into a Merger Agreement (“Merger Agreement”) by and among (i) the Company; (ii) S-CC Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-CC Merger Sub”); (iii) S-Solutions Merger Sub, Inc., a wholly owned subsidiary of the Company (“S-Solutions Merger Sub”); (iv) Celerit Corporation (“Celerit”); (v) Celerit Solutions Corporation (“Celerit Solutions”); and (vi) Terry Rothwell (collectively, (i)-(v), the “Merger Parties”).

Pursuant to the terms of the Merger Agreement, if the Merger did not close by January 31, 2022, the Merger Agreement would terminate.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on February 3, 2022, by the Company, on January 28, 2022, the Merger Parties entered into an Amendment to Merger Agreement, dated as of January 28, 2022, pursuant to which the Merger Parties agreed to extend the closing deadline to March 31, 2022.

On March 31, 2022, the Merger Parties entered into the Second Amendment to Merger Agreement, dated as of March 31, 2022 (the “Second Amendment”), pursuant to which the Merger Parties agreed to extend the closing deadline to April 7, 2022. The Merger Parties agreed in principle to several changes and agreed to reasonably cooperate to amend the Merger Agreement to reflect their mutual intent.

On April 7, 2022 (the “Closing Date”), the Merger Parties executed an Amended and Restated Merger Agreement (the “AR Merger Agreement”). On the terms and subject to the conditions set forth in the AR Merger Agreement, and subject further to acceptance of Articles of Merger filed on the Closing Date with the Secretary of State of Arkansas (“SOS AR”): (i) Celerit merged with and into S-CC Merger Sub (the “Celerit Merger”), and the separate corporate existence of S-CC Merger Sub ceased, with Celerit as the surviving corporation (the “Celerit Surviving Corporation”). (ii) Celerit Solutions merged with and into S-Solutions Merger Sub (the “Celerit Solutions Merger”), and the separate corporate existence of S-Solutions Merger Sub ceased, with Celerit Solutions as the surviving corporation (the “Celerit Solutions Surviving Corporation”) (the Celerit Merger and Celerit Solutions Merger together, the “Mergers”). The Mergers shall have the effects set forth in the AR Merger Agreement and in the Arkansas Business Corporation Act of 1987 (the “ABCA”). On the Closing Date, SS-Merger Sub and S-Solutions Merger Sub filed Articles of Merger with the SOS AR, which are currently pending.

By virtue of, and simultaneously with, the Celerit Merger and without any further action (other than the acceptance by the SOS AR of the applicable Articles of Merger or as otherwise required pursuant to applicable law) on the part of the Merger Parties, at the effective time of the Mergers (the “Effective Time”): (a) the Celerit Merger was completed, (b) all the properties, rights, privileges, powers and franchises of Celerit and S-CC Merger Sub vested in the Celerit Surviving Corporation, (c) all debts, liabilities and duties of Celerit and S-CC Merger Sub became the debts, liabilities and duties of Celerit Surviving Corporation, and (d) all the rights, privileges, immunities, powers and franchises of Celerit (as the Celerit Surviving Corporation) continue unaffected by the Celerit Merger. The Articles of Incorporation of Celerit as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Celerit Surviving Corporation until duly amended and restated in accordance with their terms and as provided by applicable law; and the Bylaws of Celerit as in effect immediately prior to the Effective Time shall be the bylaws of Celerit Surviving Corporation until duly amended and restated in accordance with their terms and as provided by applicable law.

By virtue of, and simultaneously with, the Celerit Solutions Merger and without any further action (other than the acceptance by the SOS AR of the applicable Articles of Merger or as otherwise required pursuant to applicable law) on the part of the Merger Parties, at the Effective Time: (a) the Celerit Solutions Merger was completed, (b) all the properties, rights, privileges, powers and franchises of Celerit Solutions and S-Solutions Merger Sub vested in the Celerit Solutions Surviving Corporation, (c) all debts, liabilities and duties of Celerit Solutions and S-Solutions Merger Sub became the debts, liabilities and duties of Celerit Solutions Surviving Corporation, and (d) all the rights, privileges, immunities, powers and franchises of the Celerit Solutions (as the Celerit Solutions Surviving Corporation) continue unaffected by the Celerit Solutions Merger. The Articles of Incorporation of Celerit Solutions as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Celerit Solutions Surviving Corporation until duly amended and restated in accordance with their terms and as provided by applicable law; and the Bylaws of Celerit Solutions as in effect immediately prior to the Effective Time shall be the bylaws of Celerit Solutions Surviving Corporation until duly amended and restated in accordance with their terms and as provided by applicable law.

Consideration

Aggregate consideration for the Mergers consists of (i) the sum of $2,695,000, subject to certain adjustments set forth in the AR Merger Agreement (the “Cash Consideration”), and (ii) four million (4,000,000) shares of Sollensys Common Stock (the “Sollensys Shares”). The Cash Consideration was paid to the Terry Rothwell via the issuance to the Terry Rothwell at the Closing of a promissory note of Sollensys (the “Note”). Additional consideration of $10,000 was paid to Terry Rothwell.

The foregoing summary is qualified in its entirety by reference to the full AR Merger Agreement, which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K and hereby incorporated by reference.

Promissory Note

Sollensys Corp issued a promissory note to Terry Rothwell with a principal amount of $2,695,000, bearing simple interest at a rate of 0.0001% to the maturity date, June 30, 2022, and, if not paid at maturity, the note accrues simple interest at 6% per year until paid. There is no penalty or premium for prepayment. In the event of a default, Sollensys Corp has agreed to pay Terry Rothwell’s reasonable legal fees and costs of collection.

The foregoing summary of the Note is qualified in its entirety by the full Note, which is Exhibit 10.5 to this Current Report on Form 8-K and is hereby incorporated by reference.

Audited Financial Statements

The AR Merger Agreement requires that the Parties cooperate with a Public Company Accounting Oversight Board-registered auditor to audit financial statements for years 2019, 2020 and 2021, in addition to completing a review of 2022 financials. The 2019 and 2020 audits have been completed. The AR Merger Agreement requires the filing of a Form 8-K with the SEC containing detailed results from the audit, in accordance with Securities Exchange Act of 1934, as amended, no later than 75 days of April 7, 2022.

Capital Stock

Each share of Celerit Common Stock held in the treasury of Celerit or owned by any direct or indirect wholly owned subsidiary of Celerit immediately prior to the Effective Time of the Merger, if any, were canceled and retired without any conversion or consideration paid in respect thereof and cease to exist. The shares of Celerit Common Stock issued and outstanding immediately prior to the Effective Time, other than with respect to shares owned by Celerit or any subsidiary of Celerit, were canceled and extinguished and automatically converted into the right to receive (i) the Note, and (ii) collectively, 3,880,000 of the Sollensys Shares, to be apportioned pro rata between the shares of Celerit Common Stock issued and outstanding immediately prior to the Effective Time.

Upon the terms and subject to the conditions set forth in the AR Merger Agreement, at the Effective Time, by virtue of the Celerit Merger and without any action on the part of any Party, each outstanding share of common stock of S-CC Merger Sub, par value $0.01 per share, shall be automatically and without further action converted into one validly issued, fully paid and non-assessable share of common stock of Celerit Surviving Corporation and such shares of common stock shall constitute the only outstanding capital stock of Celerit Surviving Corporation. Any certificate evidencing ownership of such shares of S-CC Merger Sub immediately prior to the Effective Time shall, as of the Effective Time, evidence ownership of such shares of Celerit Surviving Corporation.

Each share of Celerit Solutions Common Stock held in the treasury of Celerit Solutions or owned by any direct or indirect wholly owned subsidiary of Celerit Solutions immediately prior to the Effective Time of the Merger, if any, were canceled and retired without any conversion or consideration paid in respect thereof and cease to exist. The shares of Celerit Solutions Common Stock issued and outstanding immediately prior to the Effective Time, other than with respect to shares owned by Celerit Solutions or any subsidiary of Celerit Solutions shall be canceled and extinguished and automatically converted into the right to receive, collectively, 120,000 of the Sollensys Shares, to be apportioned pro rata between the shares of Celerit Solutions common stock issued and outstanding immediately prior to the Effective Time.

Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Celerit Solutions Merger and without any action on the part of any Party other than as set forth herein, each outstanding share of common stock of S-Solutions Merger Sub, par value $0.01 per share, shall be automatically and without further action converted into one validly issued, fully paid and non-assessable share of common stock of Celerit Solutions Surviving Corporation and such shares of common stock shall constitute the only outstanding capital stock of Celerit Solutions Surviving Corporation. Any certificate evidencing ownership of such shares of S-Solutions Merger Sub immediately prior to the Effective Time shall, as of the Effective Time, evidence ownership of such shares of Celerit Solutions Surviving Corporation.

Real Estate Agreement

Terry Rothwell and George Rothwell are the members of CRE Holdings, LLC, an Arkansas limited liability company (“CRE”), owning two office buildings, a vacant commercial lot and a condominium. The office buildings are currently leased by Celerit. The Parties expect that, shortly after the Effective Date, Sollensys, CRE, Terry Rothwell and George Rothwell shall enter into an agreement (the “CRE Agreement”) related to the purchase by Sollensys of the two office buildings, a vacant commercial lot and a condominium, as well as other assets owned by CRE, Terry Rothwell and George Rothwell (the “CRE Transactions”). The purchase price for the CRE properties is $3,295,000. The closing of the CRE Transactions shall occur on a mutually agreement date and time in accordance with the terms and conditions of the CRE Agreement. If the closing does not occur on or before June 30, 2022, Sollensys will be obligated to pay an monthly rent of $50,000 in addition to the then-existing lease obligations. The CRE Agreement and the CRE real estate transactions operate independently of the AR Merger Agreement and the other transactions contemplated therein.

The foregoing summary is qualified in its entirety by reference to the full draft CRE Agreement, which is attached hereto as Exhibit 10.6 to this Current Report on Form 8-K, which is hereby incorporated by reference.

Director Appointments

At Closing, (i) the Sollensys Board took such actions as required to expand the size of the Sollensys Board of Directors by one person, and to named Terry Rothwell as a director on the Sollensys Board; (ii) the Celerit Board took such actions as required to expand the size of the Celerit Board of Directors by two persons, and to add Anthony Nolte and Donald Beavers as directors on the Celerit Board, while retaining Terry Rothwell as a director on the Celerit Board; (iii) the Celerit Solutions Board took such actions as required to expand the size of the Celerit Solutions Board by two persons, and to add Anthony Nolte and Donald Beavers as determined by Sollensys as directors on the Celerit Solutions Board, to be effective as of the Closing.

Executive Employment Agreements

At Closing, Sollensys entered into (i) an employment agreement with Terry Rothwell pursuant to which Ms. Rothwell was appointed as the Chief Executive Officer of each of the Celerit Corporation and Celerit Solutions Corporation (the “Rothwell Employment Agreement”) and (ii) an employment agreement with Ron Harmon pursuant to which he was appointed as the Chief Operating Officer of each of the Celerit Corporation and Celerit Solutions Corporation (the “Harmon Employment Agreement” and, together with the Rothwell Employment Agreement, the “Employment Agreements”).

Pursuant to the Rothwell Employment Agreement, Terry Rothwell will be paid a base salary of $135,000 and an annual bonus of $210,000. Ms. Rothwell may be eligible for other bonuses. She will be an “at will” employee and the term of the Rothwell Employment Agreement is one year and subject to annual renewals.

Pursuant to the Harmon Employment Agreement, Ron Harmon will be paid a base salary of $240,000 and an annual bonus of $70,000. Mr. Harmon may be eligible for other bonuses. He will be an “at will” employee and the term of the Harmon Employment Agreement is one year and subject to annual renewals.

The foregoing summaries are qualified in their entirety by reference to the full Rothwell Employment Agreement and full Harmon Employment Agreement, which are attached hereto as Exhibits 10.7 and 10.8, respectively, and are hereby incorporated by reference.

Banking and Credit Union Services Agreement

On April 7, 2022, Sollensys and Celerit entered into the Banking and Credit Union Services Agreement (the “Banking Agreement”), pursuant to which Sollensys assigned to Celerit exclusive rights and responsibility for sales, support and service of all Sollensys products and services offered to banks and financial institutions and assign to Celerit, or any agreements related thereto and execute all future similar agreements as Celerit.

The foregoing summary of the Banking Agreement is qualified in its entirety by reference to the full Banking Agreement, which is attached hereto as Exhibit 10.9 and incorporated by reference herein.

Server Agreement

The Rothwell Sollensys Blockchain Archive Server Distribution Data Center Agreement (2 Units) was entered into April 7, 2022, by and among Terry Rothwell, George Benjamin Rothwell and Sollensys Corp. (the “Server Agreement”). The Rothwells collectively own two (2) Units of Sollensys Blockchain Archive Server Distributive Data Center, each loaded with Sollensys Application Software (R4 Enterprise)(the “Equipment”). Pursuant to the terms and conditions of the Server Agreement, Sollensys may use the Equipment in exchange for level monthly payments of $100,000 ($50,000 per server) from the servers’ revenue to Terry Rothwell and George Benjamin Rothwell, a married couple, as a joint and survivor annuity, payable until both Rothwells are deceased.

The foregoing summary of the Server Agreement is qualified in its entirety by reference to the full Server Agreement, which is attached hereto as Exhibit 10.10 and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 hereof is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01, to the extent applicable, is hereby incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01, to the extent applicable, is hereby incorporated by reference in this Item 3.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2022, Terry Rothwell was appointed to serve as a director of Sollensys, satisfying a closing condition of the AR Merger Agreement. Ms. Rothwell, age 70, is the Chief Executive Officer of Celerit. She founded the company as Technetics Corporation 40 years ago. The company was rebranded as Celerit, specializing in bank data services. Ms. Rothwell is a graduate of Arkansas Tech University, where she received a Bachelor of Science in Business Education. She is the recipient of numerous awards and honorary degrees. Ms. Rothwell has no familiar relationships with any other directors of executive officers of Sollensys. She does not serve as a director of any other corporations.

Item 7.01 Regulation FD.

On April 13, 2022, the Company issued a Press Release announcing the acquisition of a 5,044 sq. ft. data center facility in Little Rock, Arkansas. The Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Celerit Solutions for the fiscal years ended December 31, 2021 and 2020, and the audited financial statements of Celerit for the fiscal years ended December 31, 2021 and 2020 are filed herewith as Exhibit 99.2 and 99.3, respectively, and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Company, Celerit Solutions and Celerit is filed herewith as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
10.1	Merger Agreement, dated as of October 26, 2021, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc., Celerit Corporation, Celerit Solutions Corporation, and Terry Rothwell (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on October 29, 2021).
10.2	Amendment to Merger Agreement, dated as of January 28, 2022, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc.; Celerit Corporation; Celerit Solutions Corporation; and Terry Rothwell (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on February 3, 2022).
10.3	Second Amendment to Merger Agreement, dated as of March 31, 2022, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc.; Celerit Corporation; Celerit Solutions Corporation; and Terry Rothwell (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the SEC on April 5, 2022).
10.4	Amended and Restated Merger Agreement, dated as of April 7, 2022, by and among the registrant, S-CC Merger Sub, Inc., S-Solutions Merger Sub, Inc.; Celerit Corporation; Celerit Solutions Corporation; and Terry Rothwell (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022).
10.5	Promissory Note issued April 7, 2022, by Sollensys Corp to Terry Rothwell in principal amount of $2,695,000,000 (incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022).
10.6	Form of Real Estate Purchase Agreement, by and between Scare Holdings, LLC, Sollensys Corp, CRE Holdings, LLC, Terry Rothwell and George Benjamin Rothwell (incorporated by reference to Exhibit 10.6 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022).
10.7	Executive Employment Agreement dated as of April 7, 2022, by and between Sollensys Corp and Terry Rothwell (incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022).
10.8	Executive Employment Agreement dated as of April 7, 2022, by and between Sollensys Corp and Ron Harmon (incorporated by reference to Exhibit 10.8 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022).
10.9	Banking and Credit Union Services Agreement dated April 7, 2022, by and between Sollensys Corp and Celerit Corporation (incorporated by reference to Exhibit 10.9 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022).
10.10	Rothwell Sollensys Blockchain Archive Server Distributive Data Center Agreement (2 Units) dated April 7, 2022, by and among Terry Rothwell, George Rothwell and Sollensys Corp (incorporated by reference to Exhibit 10.10 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022)
99.1	Press release of the registrant dated April 13, 2022 (incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the SEC on April 13, 2022).
99.2	Audited financial statements of Celerit Solutions Corporation for the years ended December 31, 2021 and 2021.
99.3	Audited financial statements of Celerit Corporation for the years ended December 31, 2021 and 2020.
99.4	Unaudited pro forma consolidated financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sollensys Corp

Date: June 14, 2022	By:	/s/ Donald Beavers
Donald Beavers
Chief Executive Officer